                                                              EXHIBIT 23


                       CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 33-58365) and related Prospectuses, of Transamerica Finance Corporation of our report dated February 14, 1996 with respect to the consolidated financial statements and schedule of Transamerica Finance Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1995.




                                                          Ernst & Young LLP

San Francisco, California
March 29, 1996